Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Growth Series (Invesco Growth Series)	811-02699
AMG Funds	811-09521
Bond Fund of America®	811-02444
BlackRock Advantage Global Fund, Inc.	811-07171
BlackRock Funds III	811-07332
BlackRock Index Funds, Inc.	811-07899
BlackRock Large Cap Focus Value Fund, Inc.	811-02739
BlackRock Large Cap Series Fund, Inc.	811-09637
BNY Mellon Appreciation Funds Inc.	811-03081
Cohen & Steers Real Estate Securities Fund, Inc.	811-08287
Eaton Vance Special Investment Trust	811-01545
Investment Company of America®	811-00116
JPMorgan Trust II	811-04236
Lord Abbett Bond Debenture Fund Inc.	811-02145
Lord Abbett Mid Cap Stock Fund Inc.	811-03691
Pioneer Fund /MA/	811-01466
Putnam International Equity Fund	811-06190
Virtus Investment Trust	811-06161

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Life Insurance Company